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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: March 14, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                       74-1611874
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

     15835 Park Ten Place Drive                              77084
           Houston, Texas                                 (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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ITEM 7. EXHIBITS

EXHIBIT 99.1    CONTRACT STATUS SUMMARY AT MARCH 14, 2002

ITEM 9.    REGULATION FD DISCLOSURE

     As previously reported, the RICHMOND was moved to a dockside location in February 2002 to undergo some general maintenance, painting and required inspections. After completing certain inspections, the Company has increased the scope of work on the rig which could take until the end of April to complete. The Company will incur approximately $1 million of additional cost in the quarter relating to the work being performed on the RICHMOND. Contract opportunities for the rig immediately following the completion of the work planned for the dockside period are being pursued.

     The ATWOOD EAGLE continues to work under its one-well program in Sicily which is currently expected to extend into April 2002. Upon completion of this commitment, the rig will be immediately moved to a shipyard in Greece to commence its $90 million upgrade.

     The ATWOOD FALCON continues its work in the Philippines, which is currently expected to extend into April 2002. Upon completion of this commitment, the rig will be moved to Malaysia to commence its firm five-well plus options contract.

     The ATWOOD SOUTHERN CROSS should complete its current drilling program in Egypt by the end of March, at which time it will commence drilling a one-well program in Egypt at a dayrate of $55,000. The Company is continuing with its planning to move the ATWOOD SOUTHERN CROSS to Israel to commence a four to five month drilling program following completion of its commitments in Egypt with dayrates of $69,000 for the firm wells and $74,000 for an option well. The Company continues to monitor the ongoing situation in Israel, in particular, and the Middle East, in general for any furute developments which could negatively affect future operations.

     The current consensus estimate of diluted earnings per share for the Company's fiscal 2002 second quarter is $.48. With the additional expense to be incurred in the quarter relating to the current ongoing work on the Richmond, the Company feels more comfortable with an estimated diluted earnings per share of $.45 for the quarter ending March 31, 2002.

     Additional information with respect to the Company's contract status summary at March 14, 2002 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101 (e) (1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ATWOOD OCEANICS, INC.
                                                (Registrant)



                                                /s/ James M. Holland
                                                James M. Holland
                                                Senior Vice President

                                                DATE:    March 14, 2002



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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

99.1           Contract Status Summary at March 14, 2002


                                  EXHIBIT 99.1

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                                AT MARCH 14, 2002

NAME OF RIG             LOCATION          CUSTOMER                CONTRACT STATUS
--------------          -----------       ------------            ----------------
SEMISUBMERSIBLES -
--------------------
ATWOOD FALCON           PHILIPPINES       SHELL PHILIPPINES       The rig's current contract terminates upon
                                          EXPLORATION B.V.        completion of the present work in progress,
                                                                  estimated to  be in April 2002. Immediately
                                                                  upon   completion of the current contract, the
                                                                  rig will be moved to Malaysia to commence a
                                                                  drilling program for Sarawak Shell Berhad and
                                                                  Sabah Shell Petroleum Company Ltd. ("Shell"). The
                                                                  drilling  contract includes five firm wells
                                                                  plus provides Shell with options to drill five
                                                                  additional wells.

ATWOOD HUNTER            EGYPT            BURULLUS GAS COMPANY    The rig commenced in December 2001 an eleven-well drilling program estimated to take between 280 and 340 days
                                                                  to complete.

ATWOOD EAGLE             MEDITERRANEAN    ENI S.P.A. - AGIP       The rig is drilling a one-well program off the
                         SEA              DIVISION ("AGIP")       coast of Sicily (estimated to be completed in April
                                                                  2002). An approximate $90 million upgrade of the rig is
                                                                  planned immediately upon the rig  completing its current
                                                                  contractual commitment.  The upgrade should take
                                                                  approximately six months shipyard time
                                                                  to complete. Contract opportunities to commence
                                                                  following the rig's upgrade are being pursued
                                                                  internationally. AGIP has an option to  drill one
                                                                  additional well at a future date.

SEAHAWK                  MALAYSIA         EXXONMOBIL              The rig's current contract terminates in November
                                          EXPLORATION &           2003, with an option for the Operator to extend.
                                          PRODUCTION MALAYSIA
                                          INC.
ATWOOD
SOUTHERN CROSS          MEDITERRANEAN     GERMAN OIL & GAS EGYPT  The rig has contractual commitments in Egypt and
                        SEA                                       Israel which should keep the rig employed until the
                                                                  fourth quarter of fiscal 2002.

SEASCOUT                UNITED STATES                             The SEASCOUT was purchased in December 2000 for
                        GULF OF MEXICO                            future conversion to a tender-assist unit, similar
                                                                  to the SEAHAWK, once an acceptable contract
                                                                  opportunity is secured.



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CANTILEVER JACK-UPS -
-----------------------
VICKSBURG              MALAYSIA-THAILAND  CARIGALI - TRITON       The rig commenced in October 2001 a drilling program expected
                       JOINT DEVELOPMENT  OPERATING COMPANY       to include 31 wells (estimated to take  around 540
                       AREA               ("CTOC")                days).  CTOC has the option of canceling the
                                                                  contract at any time after giving a sixty-day
                                                                  written notice of termination.

ATWOOD BEACON          UNDER CONSTRUCTION                         The Company  expects the construction  of this
                                                                  ultra-premium  jack-up drilling unit to be
                                                                  completed in  June 2003.
SUBMERSIBLE -
---------------
RICHMOND                UNITED STATES                             The drilling unit is at a dockside location
                        GULF OF MEXICO                            undergoing some general maintenance, painting and
                                                                  inspections  which could take until the end of April
                                                                  2002 to complete. Contract opportunities for the rig
                                                                  following the completion of the work planned for
                                                                  this dockside period are currently being pursued.

MODULAR PLATFORMS -
--------------------
RIG-200                  AUSTRALIA                                The rig is available for contract since
                                                                  it became idle in June 1999.
                           MANAGEMENT/LABOR CONTRACTS
                          ----------------------------
GOODWYN 'A' /NORTH       AUSTRALIA        WOODSIDE ENERGY LTD.    There is currently an indefinite planned break in
RANKIN 'A'                                                        drilling activity for the two client-owned rigs.
                                                                  The Company is involved in maintenance of
                                                                  the two rigs for future drilling programs.
